FORM 8-K

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):    December 1, 2001
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                           Yes Clothing Company, Inc.
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             (Exact name of registrant as specified in its charter.)


                                     Nevada
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                    (State of incorporation or organization)


          0-18064                                      95-3768671
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  (Commission File Number)                 (I.R.S. Employee Identification No.)


4695 MacArthur Court, Suite 1450, Newport Beach, California           92660
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       (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:   (949) 475-6743
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                                       N/A
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          (Former name or former address, if changed since last report)




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Item 2.  Acquisition or Disposition of Assets

         OOn December 1, 2001, pursuant to a Stock Purchase Agreement (the "Agreement") between Yes Clothing Company, Inc, ("the Company") and David Cavarra, the Company acquired substantially all of the assets and business interests of BioProtect Corporation, a Nevada Corporation, ("BioProtect") in exchange for 2,000,000 restricted shares of the Company's common stock. As a result of this transaction, BioProtect became a wholly owned subsidiary of the Company. Immediately prior to the close of the transaction contemplated by the Agreement, the Company had 2,000,000 shares of preferred stock authorized, with no shares issued or outstanding, and 75,000,000 shares of common stock authorized, with 38,068,158 shares issued and outstanding. The acquisition will be accounted for as a purchase, whereby the assets and liabilities, if any, of BioProtect will be recorded at fair value, with excess of cost over the fair value of the assets acquired recorded first to identifiable intangible assets, then goodwill.

         BioProtect is a development-stage company that has no significant identifiable assets and no revenues prior to the purchase by the Company. Approximately $838,000 in goodwill will be recorded; no other intangible assets had been identified by the Company, other than BioProtect's trade name and collateral material, which are not significant. BioProtect intends to manufacture, distribute, market and sell personal biohazard protection kits. Currently only one kit is being produced and is marketed under the trade name "First Defense Anthrax Personal Protection Kit." The Company and BioProtect have limited capital resources to effect their business plan. There are no assurance that the Company and BioProtect will be successful in their efforts.

         Neither Yes nor any of its affiliates, officers or directors had a material relationship with BioProtect or David Cavarra prior to the acquisition.

Item 7.  Financial Statements and Exhibits

         (a)     Financial Statements - None

         (b)     Proforma Financial Statements - None

         (c)     Exhibits

                 Exhibit 2.1 Stock Purchase Agreement by and between Yes Clothing Company, Inc., and David Cavarra


                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Yes Clothing Company, Inc.
                                             (Company)


Dated: January 8, 2002                 By:/s/ Jon L. Lawver
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                                              Jon L. Lawver
                                              Secretary


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